SUPPLEMENT

DATED NOVEMBER 5, 2013 TO

THE HARTFORD QUALITY BOND FUND

(A SERIES OF THE HARTFORD MUTUAL FUNDS, INC.)

PROSPECTUS DATED NOVEMBER 30, 2012, AS LAST SUPPLEMENTED AUGUST 30, 2013 AND SUMMARY PROSPECTUS DATED NOVEMBER 30, 2012, AS LAST SUPPLEMENTED DECEMBER 31, 2012

Effective immediately, the Prospectus and Summary Prospectus for The Hartford Quality Bond Fund (the “Fund”) are revised as follows:

1.              Under the heading “SUMMARY SECTION — PURCHASE AND SALE OF FUND SHARES” in the Prospectus and the heading “PURCHASE AND SALE OF FUND SHARES” in the Summary Prospectus, the last paragraph of the section is deleted and replaced with the following:

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to The Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387 to request to sell your shares.  For overnight mail, please send the request to The Hartford Mutual Funds, 500 Bielenberg Drive, Suite 500, Woodbury, MN 55125-4459.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

HV-7183	November 2013